Exhibit 99.1

I. Company Progress Report and Industry Update II. Debt Structure and Liquidity III. Question and Answer IV. Hotel del Coronado Overview V. Property Tour Agenda

I. Company Progress Report and Industry Update Agenda

Progress Report
Progress to Date
Operating strategies
EBITDA margin decline of 70 basis points on flat RevPAR
Corporate overhead 14% reduction; reviewing additional opportunities
Capital programs
Deferrals substantially reducing 2009 commitments
Cancelled Fairmont Chicago, Aqua building expansion
Corporate liquidity Sold Hyatt Regency Phoenix for $96 million
Suspended dividend; $90 million through end of 2009

1989
1991
1993
1995
1997
1999
2001
2003
2005
2007

1989
1991
1993
1995
1997
1999
2001
2003
2005
2007

1989
1991
1993
1995
1997
1999
2001
2003
2005
2007

1989
1991
1993
1995
1997
1999
2001
2003
2005
2007

-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
-4.0%
-1.0%
2.0%
5.0%
8.0%
11.0%
14.0%
-5.0%
-3.0%
-1.0%
1.0%
3.0%
5.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Economic and Industry Indicators
Unemployment GDP Growth
Consumer Confidence Luxury Supply Growth

Q1 1989
Q4 1989
Q3 1990
Q2 1991
Q1 1992
Q4 1992
Q3 1993
Q2 1994
Q1 1995
Q4 1995
Q3 1996
Q2 1997
Q1 1998
Q4 1998
Q3 1999
Q2 2000
Q1 2001
Q4 2001
Q3 2002
Q2 2003
Q1 2004
Q4 2004
Q3 2005
Q2 2006
Q1 2007
Q4 2007
Q3 2008

Is this 9/11, 1991 or 1970s? Source: Smith Travel Research -30.0 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 5.0 10.0 15.0 20.0 RevPAR Growth GDP Growth Supply Change

Q1 1989
Q4 1989
Q3 1990
Q2 1991
Q1 1992
Q4 1992
Q3 1993
Q2 1994
Q1 1995
Q4 1995
Q3 1996
Q2 1997
Q1 1998
Q4 1998
Q3 1999
Q2 2000
Q1 2001
Q4 2001
Q3 2002
Q2 2003
Q1 2004
Q4 2004
Q3 2005
Q2 2006
Q1 2007
Q4 2007
Q3 2008

Is this 9/11, 1991 or 1970s?
Source: Smith Travel Research
-30.0
-25.0
-20.0
-15.0
-10.0
-5.0
0.0
5.0
10.0
15.0
20.0
RevPAR Growth GDP Growth Supply Change
1991 Recession
GDP Growth:  - 0.2%
RevPAR Growth:  - 3.4%
3-Year Supply Growth:  16.0%
4 consecutive quarters of
negative RevPAR growth

Q1 1989
Q4 1989
Q3 1990
Q2 1991
Q1 1992
Q4 1992
Q3 1993
Q2 1994
Q1 1995
Q4 1995
Q3 1996
Q2 1997
Q1 1998
Q4 1998
Q3 1999
Q2 2000
Q1 2001
Q4 2001
Q3 2002
Q2 2003
Q1 2004
Q4 2004
Q3 2005
Q2 2006
Q1 2007
Q4 2007
Q3 2008

Is this 9/11, 1991 or 1970s?
Source: Smith Travel Research
-30.0
-25.0
-20.0
-15.0
-10.0
-5.0
0.0
5.0
10.0
15.0
20.0
RevPAR Growth GDP Growth Supply Change
1991 Recession
GDP Growth:  - 0.2%
RevPAR Growth:  - 3.4%
3-Year Supply Growth:  16.0%
4 consecutive quarters of
negative RevPAR growth
2001 Recession
GDP Growth:  0.8%
RevPAR Growth:  -14.4%
3-Year Supply Growth:  25.9%
9 out of 10 quarters of
negative RevPAR growth

Q1 1989
Q4 1989
Q3 1990
Q2 1991
Q1 1992
Q4 1992
Q3 1993
Q2 1994
Q1 1995
Q4 1995
Q3 1996
Q2 1997
Q1 1998
Q4 1998
Q3 1999
Q2 2000
Q1 2001
Q4 2001
Q3 2002
Q2 2003
Q1 2004
Q4 2004
Q3 2005
Q2 2006
Q1 2007
Q4 2007
Q3 2008

Is this 9/11, 1991 or 1970s?
Source: Smith Travel Research
-30.0
-25.0
-20.0
-15.0
-10.0
-5.0
0.0
5.0
10.0
15.0
20.0
RevPAR Growth GDP Growth Supply Change
1991 Recession
GDP Growth:  - 0.2%
RevPAR Growth:  - 3.4%
3-Year Supply Growth:  16.0%
4 consecutive quarters of
negative RevPAR growth
2001 Recession
GDP Growth:  0.8%
RevPAR Growth:  -14.4%
3-Year Supply Growth:  25.9%
9 out of 10 quarters of
negative RevPAR growth
2009 Estimates
GDP Growth:  -
0.1%
3- 5 quarter recession
3-Year Supply Growth:  6.2%

4/5/2008
4/19/2008
5/3/2008
5/17/2008
5/31/2008
6/14/2008
6/28/2008
7/12/2008
7/26/2008
8/9/2008
8/23/2008
9/6/2008
9/20/2008
10/4/2008
10/18/2008
11/1/2008

Lodging Fundamentals 4 Week Moving Average; Running 28 Day RevPAR Growth -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Luxury BEE Upper Upscale

4/5/08
4/19/08
5/3/08
5/17/08
5/31/08
6/14/08
6/28/08
7/12/08
7/26/08
8/9/08
8/23/08
9/6/08
9/20/08
10/4/08
10/18/08
11/1/08

Lodging Fundamentals 4 Week Moving Average; Running 28 Day RevPAR Growth -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 0 10 20 30 40 50 60 70 80 90 Luxury BEE Upper Upscale VIX Index

4/5/2008
4/19/2008
5/3/2008
5/17/2008
5/31/2008
6/14/2008
6/28/2008
7/12/2008
7/26/2008
8/9/2008
8/23/2008
9/6/2008
9/20/2008
10/4/2008
10/18/2008
11/1/2008

Lodging Fundamentals
4 Week Moving Average; Running 28 Day RevPAR Growth
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
Luxury BEE Upper Upscale
MAR:  -3% to -5%
HST:  -3% to -5%
HOT:  -9% to -11%
LHO:  -6% to -8%
BEE:  -12% to -14%
LHO / HST
suspend guidance
MAR warns lower

I. Company Progress Report and Industry Update II. Debt Structure and Liquidity Agenda

Debt and Swap Maturity Schedules
$ in millions
Consolidated Debt Maturity
Swap Maturity
Weighted Average Maturity: 3.3 years
Weighted Average Maturity: 4.9 years
$611
$873
$140
$0
$300
$600
$900
2008 2009 2010 2011 2012 Thereafter
$100
$375
$790
$0
$300
$600
$900
2008 2009 2010 2011 2012 Thereafter

Debt Structure
Comments
Mortgage Debt
Low leverage at origination
Average 2.3x fixed charge coverage
Average 83 bps spread bps over LIBOR
Non cross-collateralized and non-recourse
First maturity in August 2011
Convertible Debt
No covenants
Cross to corporate line of credit
Recourse to company
Matures in April 2012
Corporate Line of Credit Limited by fixed charge and leverage covenants
Low cost with beneficial structure
Recourse to the company
Matures in March 2012
Convertible Debt
$179
Mortgage Debt
$1,317
Credit Facility
$127

Six Unencumbered Assets
$74 million in EBITDA
Four Seasons
Mexico City
Four Seasons
Punta Mita
Four Seasons
Washington, D.C.
Ritz-Carlton
Laguna Niguel
Marriott
Lincolnshire Resort
Renaissance
Hotel Le Parc Trocadero

Summary
Lack of visibility into length and depth of downturn
Focus on making fixed operating costs variable
Continue to seek asset sales in difficult market
Taking advantage of collateral quality to improve line of credit

I. Company Progress Report and Industry Update II. Debt Structure and Liquidity III. Question and Answer Agenda

I. Company Progress Report and Industry Update II. Debt Structure and Liquidity III. Question and Answer IV. Hotel del Coronado Overview Agenda

Hotel del Coronado
Purchase Price:  $745 million; January 2006
757 rooms; 135,500 square feet of meeting space
BEE 45% Managing Partner; $70 million investment
Completed Capital Improvements:  $90 million
Acquisition Overview

Hotel del Coronado
Top 10 Resorts in the World – USA Today
Best Resort Getaway – L.A. Magazine
Top 10 Family Resorts – Travel + Leisure Family Magazine
#1 Best Beach in Southern California – Travel Channel
#2 Best Beach in the U.S.A. – Travel Channel
Best Hotel Dinner – San Diego Magazine Poll
Restaurant Wine Award – Wine Spectator Magazine
Hall of Fame – Meetings and Conventions Magazine
Awards and Accolades

Beach Village Development Capital Spend: $57.0 million; Gross Sales: $115 million

Guestroom Renovation Capital Spend: $8.0 million

Spa and Fitness Center Capital Spend: $18.0 million

Restaurant Renovation Capital Spend: $1.5 million

ENO Wine Room Capital Spend: $700K

Retail Conversion Capital Spend: $1.9 million

Sun Deck Capital Spend: $1.0 million

Operating Performance
$ in millions
2000 2001 2002 2003
ADR
$244.62 $248.89 $257.37 $272.25
Occupancy 78.3% 77.1% 80.8% 80.9%
RevPAR $191.64 $191.77 $207.86 $220.22
Growth 0.3% 0.1% 8.4% 5.9%
EBITDA
$30.9 $30.3 $34.3 $38.5
2004 2005 2006 2007
ADR
$284.41 $285.67 337.56 $   354.52 $
Occupancy 78.8% 81.9% 80.0% 74.4%
RevPAR $224.25 $234.10 270.18 $   263.92 $
Growth 1.8% 4.4% 15.4% (2.3%)
EBITDA
$42.7 $49.1 $52.9 $53.0

I. Company Progress Report and Facility Update II. Debt Structure and Liquidity III. Question and Answer IV. Hotel del Coronado Overview V. Property Tour Agenda